Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes
Pre-tax income (loss) consisted of the following for the years ended December 31:

	2024	2023	2022
Domestic	$(20,095)	$(1,017)	$(25,410)
Foreign	11,854	29,447	29,688
Total	$(8,241)	$28,430	$4,278
A reconciliation of income taxes computed at the statutory rates to the reported income tax provision for the years ended December 31 follows:

	2024	2023	2022
Federal provision (benefit) at statutory rate	$(1,730)	$5,970	$(224)
U.S./Foreign tax rate differential	604	828	2,320
Foreign non-deductible expenses	376	(14)	(1,084)
Foreign tax provision	311	821	1,734
State taxes, net of federal benefit	(337)	(1)	(297)
State tax rate change, net of federal benefit	72	(201)	(33)
Change in uncertain tax positions	(343)	209	38
Change in valuation allowance	28,769	(21,750)	14,776
Tax credits	(1,738)	(2,284)	(1,244)
Share-based compensation	457	(30)	(91)
Executive compensation (IRC 162m)	38	226	871
Repatriation of foreign earnings	1,237	435	1,245
GILTI, net of related foreign tax credit	—	142	365
Pension settlement	—	—	3,394
Other	(223)	446	(866)
Provision (benefit) for income taxes	$27,493	$(15,203)	$20,904
The provision (benefit) for income taxes for the years ended December 31 follows:

	2024			2023			2022
	Current	Deferred	Total	Current	Deferred	Total	Current	Deferred	Total
Federal	$(289)	$19,963	$19,674	$(2,157)	$(18,166)	$(20,323)	$(338)	$16,831	$16,493
State and local	56	3,592	3,648	433	(3,355)	(2,922)	276	4,039	4,315
Foreign	3,685	486	4,171	7,220	822	8,042	8,486	(8,390)	96
Total	$3,452	$24,041	$27,493	$5,496	$(20,699)	$(15,203)	$8,424	$12,480	$20,904
A summary of deferred income tax assets and liabilities as of December 31 follows:

	2024	2023
Noncurrent deferred tax assets:
Amortization and fixed assets	$6,106	$11,070
Inventories	2,893	5,184
Pension obligations	2,467	2,467
Warranty obligations	226	264
Accrued benefits	792	1,035
Operating leases	9,486	9,858
Tax credit carryforwards	8,612	6,073
Net operating loss carryforwards	18,233	10,705
Other temporary differences	8,883	8,787
Total noncurrent deferred tax assets	$57,698	$55,443
Valuation allowance	(35,934)	(9,342)
Net noncurrent deferred tax assets	$21,764	$46,101
Noncurrent deferred tax liabilities:
Amortization and fixed assets	$(1,132)	$(1,309)
Inventories	(59)	(8)
Operating leases	(9,242)	(9,428)
Other temporary differences	(571)	(2,061)
Total noncurrent tax liabilities	(11,004)	(12,806)
Net noncurrent deferred tax liabilities	$(11,004)	$(12,806)
Total net deferred tax asset	$10,760	$33,295
Deferred taxes are reflected in the Consolidated Balance Sheet as follows:
Net non-current deferred tax assets	$11,084	$33,568
Non-current deferred tax liabilities (included in Other long-term liabilities)	$(324)	$(273)
Total net deferred tax asset	$10,760	$33,295
We assess whether valuation allowances should be established against deferred tax assets based on consideration of all available evidence using a “more likely than not” standard. In making such judgments, the most weight is given to the cumulative three-year income (loss) position as it can be objectively verified. During 2022, (1) the Company established a valuation allowance on its U.S. deferred tax assets of $24.5 million due to the cumulative three-year loss position, and (2) reversed the valuation allowance on its U.K. deferred tax assets of $9.9 million based on the cumulative three-year income position. During 2023, the Company reversed the valuation allowance on its U.S. deferred tax assets of $22.0 million as the three-year cumulative income position was sufficient to overcome the weight of the negative evidence during the year ended December 31, 2023.
During 2024, we recorded a valuation allowance of $26.6 million primarily related to establishing a full valuation allowance on our U.S. deferred tax assets due to the cumulative three-year loss position. We expect to be able to realize the benefits of all of our deferred tax assets that are not currently offset by a valuation allowance, as discussed above. In the event that our actual results differ from our estimates or we adjust these estimates in future periods, the effects of these adjustments could materially impact our financial position and results of operations.
For the twelve months ended December 31, 2024, 2023 and 2022, cash paid for taxes, net of refunds received, were $8.4 million, $10.9 million and $4.0 million, respectively.
Activity for the years ended December 31 is as follows (in thousands):

	2024	2023	2022
Balance - Beginning of the year	$9,340	$31,090	$18,371
Provisions	26,594	297	24,506
Utilizations and reversals	—	(22,047)	(11,787)
Balance - End of the year	$35,934	$9,340	$31,090
As of December 31, 2024, the Company had net operating loss carryforwards of $128.7 million, of which $32.2 million related to foreign jurisdictions, $35.7 million related to U.S. Federal, and $60.8 million related to U.S. state jurisdictions, $5.2 million of U.S. foreign tax credit carryforwards, and $3.0 million of research and development tax credit carryforwards. The carryforward periods for these net operating losses range from five years to indefinite, foreign tax credits begin to expire in 2027, and research and development tax credits begin to expire in 2037. Utilization of these carryforwards is subject to the tax laws of the applicable tax jurisdiction and may be limited by the ability of certain subsidiaries to generate taxable income in the associated tax jurisdiction.
As of December 31, 2024, cash of $26.6 million was held by foreign subsidiaries. During the year ended December 31, 2024, $13.4 million was repatriated from the Company's foreign subsidiaries. The Company had a $0.1 million deferred tax liability as of December 31, 2024 for the expected future income tax implications of repatriating cash from the foreign subsidiaries for which indefinite reinvestment is not expected.
We file federal income tax returns in the U.S. and income tax returns in various states and foreign jurisdictions. In the U.S., we are generally no longer subject to tax assessment for tax years prior to 2018. In our major non-U.S. jurisdictions including China, Czech Republic, Mexico and the United Kingdom, tax years are typically subject to examination for three to five years.
As of December 31, 2024, and 2023, we provided a liability of $0.9 million and $1.3 million, respectively, for unrecognized tax benefits associated with our U.S. federal and state, and foreign jurisdictions. The majority of these unrecognized tax benefits are netted against their related non-current deferred tax assets.
We accrue interest and penalties related to unrecognized tax benefits through income tax expense. We had $0.8 million and $1.2 million accrued for the payment of interest and penalties as of December 31, 2024 and December 31, 2023, respectively. Accrued interest and penalties are included in the $0.9 million of unrecognized tax benefits.
A reconciliation of the beginning and ending amount of unrecognized tax benefits (including interest and penalties) at December 31 follows:

	2024	2023	2022
Balance - Beginning of the year	$1,338	$1,089	$1,093
Gross increase - tax positions in prior periods	154	60	426
Gross increases - current period tax positions	—	149	—
Lapse of statute of limitations	(571)	—	(389)
Currency translation adjustment	20	40	(41)
Balance - End of the year	$941	$1,338	$1,089